PROXY CARD


           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

 PROXY SOLICITED BY THE BOARD OF TRUSTEES - ANNUAL MEETING ON DECEMBER 11, 2006

The undersigned holder of shares of the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Kristi A. Maher as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 8:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Prospectus/Proxy Statement dated ____________, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]                           FOR QUESTIONS REGARDING THE PROXY
[ADDRESS LINE 4]                           OR TO CAST YOUR VOTE OVER THE PHONE,
[ADDRESS LINE 5]                           PLEASE CALL 1-(800) 761-6707.
[ADDRESS LINE 6]
[ADDRESS LINE 7]


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YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE
SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


_____________________________________________________________________
Signature                                            Date



_____________________________________________________________________
Signature                                            Date


Has your address changed?                     Do you have any comments?

_______________________________               _________________________________

_______________________________               _________________________________

_______________________________               _________________________________


      PLEASE SIGN, DATE, CAST YOUR VOTE ON REVERSE SIDE AND RETURN PROMPTLY
                      IN THE ENCLOSED ENVELOPE. THANK YOU.



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This proxy, if properly executed, will be voted in the manner directed below.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND THE ELECTION OF EACH NOMINEE SET FORTH.





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1. Approval of the Agreement and Plan of Reorganization and the transactions contemplated therein as discussed in the Prospectus/Proxy Statement dated __________, 2006.

                                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN


2. Election of Trustees:

  James A. Bowen                [ ] FOR         [ ] WITHHOLD

  Richard E. Erickson           [ ] FOR         [ ] WITHHOLD

  Thomas R. Kadlec              [ ] FOR         [ ] WITHHOLD

  Robert F. Keith               [ ] FOR         [ ] WITHHOLD

  Niel B. Nielson               [ ] FOR         [ ] WITHHOLD


                  PLEASE SIGN, DATE, CAST YOUR VOTE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.


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TAG ID:                      (bar code here)                 CUSIP:

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